UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 5, 2005

Digene Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28194	52-1536128
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1201 Clopper Road, Gaithersburg, Maryland		20878
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 944-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On January 5, 2005, Vincent J. Napoleon joined Digene Corporation as Senior Vice President, General Counsel and Secretary. Prior to joining Digene, Mr. Napoleon most recently served as Senior Vice President, Secretary and General Counsel of Synavant Inc. In addition, Mr. Napoleon previously served as Assistant General Counsel/Managing Director of PricewaterhouseCoopers LLP, Chair of the Corporate Group of the City of Philadelphia Law Department, and General Counsel, Aerospace Group Business Units of Lockheed Martin Corporation. Mr. Napoleon received a B.S. from Georgetown University and a J.D. from the University of Pittsburgh School of Law. Mr. Napoleon is a Colonel in the Untied States Air Force Reserves.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digene Corporation

January 14, 2005	By:	/s/Evan Jones

Name: Evan Jones
Title: Chairman and Chief Executive Officer